UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2017

ARCTIC CAT INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-18607	41-1443470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North 3rd Street
Minneapolis, Minnesota	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 350-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On January 24, 2017 (the “Agreement Date”), Textron Inc., a Delaware corporation (“Parent”), Aces Acquisition Corp., a Minnesota corporation and an indirect wholly owned subsidiary of Parent (“Purchaser”), and Arctic Cat Inc., a Minnesota corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, subject to the terms therein, Purchaser will commence a tender offer (the “Offer”) to purchase all of the issued and outstanding shares of the Company’s common stock, par value $0.01 per share (the “Shares”), at a price of $18.50 per share in cash (the “Offer Price”), without interest and subject to any applicable withholding taxes.

The consummation of the Offer, and the obligation of Purchaser to accept for payment and pay for Shares tendered pursuant to the Offer, is subject to various conditions set forth in the Merger Agreement, including, but not limited to, (i) at least one Share more than 50% of the Shares (determined on a fully diluted basis) being validly tendered in the Offer and not properly withdrawn, (ii) the receipt of required regulatory approvals in the United States and Germany or the expiration or termination of the applicable waiting period with respect thereto, (iii) the absence of a material adverse effect on the Company and (iv) the satisfaction or, to the extent permitted by applicable law, waiver by Parent or Purchaser of the other conditions and requirements set forth in Annex I to the Merger Agreement.

The Offer will expire at 5:00 p.m. New York City time on the date that is 20 business days (calculated in accordance with Rule 14d-1(g)(3) promulgated under the Securities Exchange Act of 1934) following the commencement of the Offer, unless extended in accordance with the terms of the Merger Agreement and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”).

Depending on the number of Shares held by Purchaser after its acceptance of the Shares properly tendered in connection with the Offer, the Company’s shareholders that remain after completion of the Offer, including Purchaser, may be required to adopt the Merger Agreement and approve the Merger at a special meeting of the shareholders.

Following consummation of the Offer and, if applicable, a shareholder vote to adopt the Merger Agreement and approve the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company with the Company surviving as an indirect wholly owned subsidiary of Parent (the “Merger”). At the effective time of the Merger (the “Effective Time”), each Share that is not tendered and accepted pursuant to the Offer (other than any Shares held directly or indirectly by Parent or its subsidiaries and Shares as to which dissenters’ rights have been perfected in accordance with applicable law) will be cancelled and converted into the right to receive cash in an amount equal to the Offer Price (the “Merger Consideration”), without interest and subject to any applicable withholding taxes, on the terms and conditions set forth in the Merger Agreement.

In addition, at the Effective Time, (i) each option to purchase Shares (each, an “Option”) that is outstanding and unexercised as of the Effective Time, whether or not vested or exercisable, will be cancelled and converted into the right to a payment in cash, without interest and subject to any applicable withholding taxes, of an amount equal to the product of (a) the total number of Shares subject to such Option immediately prior to such cancellation and (b) the excess, if any, of the Merger Consideration over the exercise price per Share of such Option immediately prior to such cancellation, (ii) each stock appreciation right representing the right to receive a payment in cash or Shares of the Company (each, a “SAR”) that is outstanding and unexercised as of the Effective Time will be cancelled and converted into the right to a payment in cash, without interest and subject to any applicable withholding taxes, of an amount equal to the product of (a) the total number of Shares subject to such SAR and (b) the amount by which the Merger Consideration exceeds the applicable exercise price per Share of such SAR, if any, (iii) each restricted stock unit (each, an “RSU”) that is subject to a RSU award that is outstanding as of the Effective Time will be cancelled and exchanged for the right to a payment in cash, without interest and subject to any applicable withholding taxes, of an amount equal to the product of (a) the total number of Shares subject to such RSU immediately prior to such cancellation and (b) the Merger Consideration, and (iv) each restricted stock award (each, an “RSA”) that is outstanding as of the Effective Time will be cancelled and exchanged for the right to a payment in cash, without interest and subject to any applicable withholding taxes, of an amount equal to the product of (a) the total number of Shares subject to such RSA and (b) the Merger Consideration. Each Option and SAR that is outstanding and unexercised as of the Effective Time that has an exercise price per Share that is greater than the Merger Consideration will be cancelled at the Effective Time without the payment of any consideration.

The Company has also granted to Purchaser an option (the “Top Up Option”) to purchase at a price per share equal to the Offer Price, a number of newly issued Shares equal to the lowest number of Shares that, when added to the number of Shares owned, directly or indirectly, by Parent and Purchaser, in the aggregate, at the time of exercise of the Top Up Option, constitutes one Share more than 90% of the fully diluted Shares (after giving effect to the issuance of all Shares subject to the Top Up Option); provided that the Top Up Option will not be exercisable (i) unless, immediately after the exercise of the Top Up Option and the issuance of the Shares pursuant thereto, Purchaser would own at least 90% of the outstanding Shares and (ii) for a number of Shares in excess of the Company’s authorized but unissued Shares on a fully diluted basis. Purchaser may exercise the Top Up Option once, for the full number of Shares purchasable under the Top Up Option to reach one Share more than 90% of the fully diluted Shares and not in part.

The Merger Agreement contains customary representations and warranties by Parent, Purchaser and the Company. The Merger Agreement also contains customary covenants and agreements, including with respect to the operations of the business of the Company and its subsidiaries between signing and closing, restrictions on the Company regarding soliciting and responding to alternative business combination transactions, governmental filings and approvals and other matters.

Subject to certain limited exceptions, the Merger Agreement prohibits the Company’s solicitation of proposals relating to alternative business combination transactions and restricts the Company’s ability to furnish non-public information to, or participate in any discussions or negotiations with, any third party with respect to any such transaction.

The Merger Agreement includes a remedy of specific performance for the Company, Parent and Purchaser. The Merger Agreement also contains termination rights for each of Parent, Purchaser and the Company and further provides that upon termination of the Merger Agreement under specified circumstances, including termination by the Company to accept and enter into a definitive agreement with respect to an unsolicited superior proposal, the Company will be required to pay a termination fee of $7,400,000 (the “Company Termination Fee”). A superior proposal is a bona fide written proposal made by a third party after the Agreement Date, which did not result from a material breach of the Merger Agreement, (i) pursuant to which such third party would acquire, directly or indirectly, 50% or more of the outstanding Shares or all or substantially all the assets of the Company and its subsidiaries, taken as a whole, (ii) is on terms that the board of directors of the Company has determined in good faith (after consultation with its financial advisor and outside legal counsel and after taking into account all the terms and conditions of such bona fide written proposal) are more favorable to the Company’s shareholders from a financial point of view than the terms and conditions of the Merger Agreement (accounting for any amendment thereto proposed by Parent in accordance with the terms thereof), and (iii) that the board of directors of the Company has determined (after consultation with its financial advisor and outside legal counsel) is reasonably capable of being consummated in accordance with the terms proposed in a reasonable period of time, taking into account all financial, regulatory, legal and other aspects (including certainty of closing and certainty of financing) of such proposal. Any such termination of the Merger Agreement by the Company is subject to certain conditions, including the Company’s compliance with certain procedures set forth in the Merger Agreement and a determination by the board of directors of the Company that the failure to take such action would be inconsistent with its fiduciary duties under applicable law, the entrance into a definitive agreement by the Company with a third party with respect to such alternative business combination transaction and payment of the Company Termination Fee by the Company to Parent.

Each of the board of directors of the Company and, as required by the Minnesota Business Corporation Act, a special committee of disinterested directors of the board of directors of the Company, among other things, (i) determined that the Merger Agreement and the transactions contemplated thereby are fair to and in the best interests of the Company and its shareholders, (ii) approved and adopted the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, and (iii) recommended that the Company’s shareholders accept the Offer and tender their Shares to Purchaser in the Offer and, if required to consummate the Merger, such shareholders approve and adopt the Merger Agreement and the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and which is incorporated herein by reference. The Merger Agreement has been provided solely to inform investors of its terms. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Merger Agreement, and are intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, Purchaser or any of their respective subsidiaries or affiliates.

Additional Information and Where to Find It

The Offer described in this Current Report on Form 8-K has not yet commenced. The description contained herein is neither an offer to purchase nor a solicitation of an offer to sell any securities of the Company. At the time the Offer is commenced, Textron and Purchaser will file a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer, and the Company intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. Textron, Purchaser and the Company intend to mail these documents to the shareholders of the Company. These documents will contain important information about the Offer, and the shareholders of the Company are urged to read them carefully when they become available. These materials will be made available free of charge on the “Investor Relations” section of the Company’s website at www.arcticcat.com when available. In addition, all of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Shareholders may also obtain free copies of the documents filed by Arctic Cat with the SEC by contacting Investor Relations/CFO at Arctic Cat Inc., 500 North 3d Street, Minneapolis, MN 55401; telephone number (612) 350-1791.

Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding the proposed transaction between the Company and Parent, the expected timetable for completing the transaction, and any other statements by management of the Company concerning future expectations, beliefs, goals, plans or prospects constitute forward-looking statements. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the parties and their management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Risks and uncertainties include the satisfaction of closing conditions for the acquisition, including the tender of a number of shares that constitutes a majority of the Company’s outstanding shares on a fully-diluted basis; the possibility that the transaction will not be completed, or if completed, not completed on a timely basis.

The Company cannot give any assurance that any of the transactions contemplated by the Merger Agreement will be completed or that the conditions to the Offer will be satisfied. A further list and description of additional business risks, uncertainties and other factors can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2016, as well as other Company SEC filings. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov and www.arcticcat.com. Many of the factors that will determine the outcome of the subject matter of this communication are beyond the Company’s ability to control or predict. The Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise

Item 8.01	Other Events.

On January 25, 2017, the Company issued a press release announcing that it has entered into the Merger Agreement. The Company is filing a copy of the press release as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated January 24, 2017, among Textron Inc., Aces Acquisition Corp., and Arctic Cat Inc.*

99.1	Press Release issued by Arctic Cat Inc. dated January 25, 2017.

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Arctic Cat Inc. agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCTIC CAT INC.

Dated: January 25, 2017	By:	/s/ Christopher J. Eperjesy
Christopher J. Eperjesy
Chief Financial Officer

COMPANY.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated January 24, 2017, among Textron Inc., Aces Acquisition Corp., and Arctic Cat Inc., *

99.1	Press Release issued by Arctic Cat Inc. dated January 25, 2017.

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Arctic Cat Inc. agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.